Exhibit 99.1

GOGORO and Poema Global ANNOUNCE

SHAREHOLDER APPROVAL OF Business Combination

•	Merger to Deliver At Least $335M of Cash Proceeds to Support Gogoro’s Growth

•	Gogoro Expects to Close the Business Combination on April 4, 2022

•	Gogoro Shares and Warrants Expected to Begin Trading on the Nasdaq on April 5 under Tickers “GGR” and "GGROW", respectively

TAIPEI and HONG KONG – March 31, 2022 – Gogoro® Inc. (“Gogoro” or the “Company”), the global technology leader in battery swapping ecosystems that enable sustainable mobility solutions for cities, and Poema Global Holdings Corp. (Nasdaq: PPGH; "Poema Global"), a publicly traded, special purpose acquisition company, today announced that their previously announced business combination (the “Business Combination”) was approved at an Extraordinary General Meeting (the “EGM”) of Poema Global on March 31, 2022. The transaction is expected to officially close on April 4, 2022. The combined company will retain the Gogoro name and its shares and warrants are expected to begin trading on the Nasdaq Global Select Market under the symbols “GGR” and “GGROW,” respectively, on April 5, 2022.

Gogoro has achieved important milestones in 2021 and 2022, including strategic partnerships with established local leaders to expand in China, India, and Indonesia, the world’s top three two-wheel markets, with a combined total addressable market of more than 500 million vehicles.

Earlier this year, Gogoro manufactured its one-millionth smart battery, and has managed more than 275 million battery swaps to date, becoming the battery swapping standard for two-wheel vehicles in Taiwan, powering 97% of all electric two-wheelers.

“This is a proud moment for the Gogoro team, our customers, and partners, and an important landmark for sustainable urban mobility. I personally want to thank Dr. Samuel Yin for his support from day one and his shared vision for a better, more sustainable world. We expect Gogoro to continue transforming urban mobility in the world’s most densely populated cities by changing how people use and share portable energy,” said Horace Luke, Founder, Chairman and CEO of Gogoro. “Gogoro is committed to accelerating the growth and adoption of electric two-wheel vehicles, and we are taking a proactive approach to supporting the development of an open mobility ecosystem that establishes a foundation for electric urban refueling. We look forward to embarking on the next chapter of our journey as a publicly traded company and taking our proven technologies and offerings to the world’s largest two-wheel markets.”

“Gogoro is unrivaled in its battery swapping technology and ability to enable electric mobility adoption for two-wheel vehicles in cities. With the proceeds from the business combination, we expect that Gogoro will have the resources to fully execute against its vision, and further accelerate its expansion in the world’s largest two-wheel markets,” said Homer Sun, CEO of Poema Global. “We are excited to close this transaction, and I look forward to continuing to work alongside Horace and the Gogoro team to make our future of electric urban mobility a reality.”

Transaction Details

As a result of the Business Combination, we expect Gogoro to receive at least $335M total cash including $295 million in proceeds from the oversubscribed PIPE financing commitments received in connection with the Business Combination, led by top tier institutional investors and strategic partners, including Engine No. 1, Generation Investment Management, GoTo Group, Hon Hai (Foxconn) Technology Group, Temasek, Ruentex Group and others. Upon closing of the Business Combination, Homer Sun, CEO of Poema Global, will join Gogoro’s Board of Directors.

Gogoro previously announced that Poema Global is extending the deadline for shareholders to withdraw their redemption requests to 5:00 pm Eastern Time, on April 1, 2022. Any shareholder wishing to withdraw a redemption request may do so by contacting Continental Stock Transfer & Trust Company, at the following email address: mzimkind@continentalstock.com.

Advisors

Kirkland & Ellis LLP is serving as legal advisor to Poema Global. Citibank and UBS are serving as joint placement agents on the PIPE offering. Winston & Strawn LLP is serving as legal advisor to the placement agents. Wilson Sonsini Goodrich & Rosati is serving as legal advisor, and Goldman Sachs is serving as financial advisor to Gogoro.

Additional information about the completed Business Combination will be provided in a Current Report on Form 8-K to be filed by Poema Global with the Securities and Exchange Commission and available at www.sec.gov.

About Gogoro

Founded in 2011 to rethink urban energy and inspire the world to move through cities in smarter and more sustainable ways, Gogoro leverages the power of innovation to change the way urban energy is distributed and consumed. Gogoro’s battery swapping and vehicle platforms offer a smart, proven and sustainable long-term ecosystem for delivering a new approach to urban mobility. Gogoro has quickly become an innovation leader in vehicle design and electric propulsion, smart battery design, battery swapping, and advanced cloud services that utilize artificial intelligence to manage battery availability and safety. The challenge is massive, but the opportunity to disrupt the status quo, establish new standards, and achieve new levels of sustainable transportation growth in densely populated cities is even greater. For more information, visit www.gogoro.com/news and follow Gogoro on Twitter: @wearegogoro.

About Poema Global Holdings Corp.

Poema Global Holdings Corp. is a special purpose acquisition company affiliated with Princeville Capital formed for the purpose of entering into a combination with one or more businesses. Poema Global's sponsor team brings together over 100 years of combined experience to equip and enable a differentiated global technology leader to successfully list and to create long-term value for shareholders in public markets. Led by Co-Chairmen Emmanuel DeSousa and Joaquin Rodriguez Torres, Chief Executive Officer Homer Sun and President Marc Chan, Poema Global seeks to complete business combinations with companies that have validated technologies and attractive unit economics, with a particular focus on Asia and Europe. For more information, visit https://www.poema-global.com/.

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Gogoro Media Contact:

Jason Gordon, Gogoro

+1 206-778-7245

jason.gordon@gogoro.com

Gogoro and Poema Global Investor Contact:

Michael Bowen, ICR, LLC.

+1 212-475-0415

gogoroIR@icrinc.com

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Poema Global and Gogoro. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including financial projections, the capability of Gogoro’s technology, Gogoro’s business and investment and expansion plans, statements relating to the closing of the transaction, and statements by the Company's Founder, Chairman and CEO, Gogoro’s ability to affect how people use and share portable energy Gogoro’s financial condition, Gogoro’s expected amount of proceeds from the business combination and use of proceeds from the business combination, and the potential closing of the business combination between Gogoro and Poema Global including the timing of such potential closing, are forward-looking statements.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Poema Global and Gogoro believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Poema Global and Gogoro cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the definitive proxy statement/final prospectus, as amended or supplemented, filed by Gogoro with the relating to the proposed transaction and other documents filed, or to be filed, by Gogoro or Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Poema Global nor Gogoro can assure you that the forward-looking statements in this communication will prove to be accurate. There may be additional risks that neither Poema Global nor Gogoro presently know or that Poema Global and Gogoro currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global, Gogoro, their respective directors, officers or employees or any other person that Poema Global and Gogoro will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Poema Global and Gogoro as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Poema Global and Gogoro may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global or Gogoro as of any date subsequent to the date of this communication.